Exhibit 99.1

Strategic Overview & Financial Review February 16, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of Section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings or regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Participants Gerry Anderson President and Chief Operating Officer Dave Meador Executive Vice President and Chief Financial Officer Nick Khouri Vice President and Treasurer Peter Oleksiak Corporate Controller Mike McNalley Director of Investor Relations

Overview 2005 Earnings Results 2006 Earnings Guidance 2005 & 2006 Cash Flow and Capital Expenditures Summary

Overview 2005 results show a return to growth Solid financial performance, strong improvement over 2004 Regulatory certainty; significant progress toward achieving 11% ROE Continued focus and increased scale at non-utility businesses Continued execution in 2006 enhances growth 10-20% expected improvement in operating earnings per share Implementation of Performance Excellence Process Continued investment in non-utility businesses DTE Energy's compelling value proposition Utilities with opportunity for 5% annual earnings growth through 2010 Non-utility businesses achieving scale and creating value Stable dividend, attractive yield and strong balance sheet

DTE Energy's 2005 Results Demonstrate a Return to Growth 2002 2003 2004 2005 2006E DTE 3.63 3.05 2.57 3.27 3.6 0.3 $3.63 DTE Energy Operating Earnings per Share* $3.05 $2.57 $3.27 * Reconciliation to GAAP reported earnings included in the appendix $3.60-3.90** +27% ** 2006 guidance assume no synfuel tax credit phase out

Future Utility Income Growth Driven by Significant Investment Opportunities Base Electric Environmental Gas System Expansion / Safety Total bars 0 700 1450 0 other 700 750 250 1700 Potential utility asset base growth 2005-2010 Not including new base-load generation ($ millions) ~$1,600-1,800 Base Utility Environmental Gas System Expansion/Safety Total ~$700-800 ~$250 ~$650-750 In addition to ongoing investments to improve reliability and customer satisfaction, we expect major investments over the next 5 years These new investments are an opportunity to grow utility earnings while enhancing service to customers Through rate cases, we will pursue a structure that ensures a full and timely recovery of investments MichCon rate case filing possible in 2006 Detroit Edison rate case filing by July 1, 2007 Base Electric Environmental Gas System Expansion / Safety Total bars 35 75 other 35 40 15 90 Potential Net Income Impact* ($ millions) ~$90 ~$40 ~$15 Base Utility Environmental Gas System Expansion/Safety Total ~$35 * Assumes earning 11% ROE on 50% equity

DTE's Performance Excellence Process Mitigate inflation Offset higher commodity prices Reduced need for future rate increases Help fund improved reliability and customer service Help to fund large scale utility investment program The Performance Excellence Process Will Sharpen the Focus on Costs, Productivity and Customer Satisfaction

Performance Excellence Process Update Broad cost reduction, productivity improvement effort Comprehensive focus on all areas of Detroit Edison, MichCon and Corporate Staffs Targeting first quartile cost/performance/customer satisfaction in all areas Currently completing final evaluations of opportunities Implementation planning will begin in March Estimate at least $250M of annual O&M and capital savings, realized over the next 24 months (estimate to be further refined in next 2 months) Identify Opportunities Timeline Evaluate Opportunities Program Overview December 2005 January 2006 March 2006 Q2 2006 Plan Implementation Implement

Non-Utility Businesses Create Growth and Value Continue to apply value-focused approach to invest strong near- term cash flows... ....into three core segments capable of achieving near-term income of $50-100M each... ....producing a scale / focus that increases visibility and improves valuation Disciplined Investment Increased Scale Improved Visibility

Power & Industrial Projects: Executing Our Growth Plans Increased scale in existing products and industries Five site transaction with DQE Additional multi-site acquisition Biomass acquisition Executed second on-site project in Pulp & Paper sector For 2006, we have a full pipeline of similar projects Invested $115M in 2005 with expected unlevered IRR of 15-20% Investment opportunities remain strong entering 2006

Fuel Transportation & Marketing: Expansion Continues

DTE Energy





- Investing $46M to add ~14 Bcf of non-utility storage capacity in Michigan
- Expect to add additional 15-35 Bcf of capacity over the next five years to serve growing Ontario and Northeast markets
- Advancing a series of storage projects in New York
- Moving forward on Vector pipeline expansion
  - DTE equity investment of ~$15M
  - Expected in-service date of late-2007
- Progress on new Millennium pipeline
  - DTE equity investment of ~$45M
  - Expected in-service date of late-2007
- Strong 2005 results at Coal Transportation & Marketing

Playing into very strong storage & transportation fundamentals

12

Unconventional Gas Production: Antrim Reserves Have Significant Value Antrim Net Income Antrim Reserve Valuation Less: Allocated debt Component Reserves (Bcfe) Valuation Comparable ($/mcf) Proved 338 2.50-3.00 Probable 35 0.50-1.00 ~$400-600 Valuation Net Income ($ millions) Current Natural Gas Pricing ($/Mcf) $- $20 $40 $60 $80 $100 2005A 2006E 2007E 2008E $0 $2 $4 $6 $8 $10 Actual/Forecasted net income Additional income without fixed price obligations Current forward natural gas pricing ($ millions) Gross Antrim Reserve Value Less: Cost of Legacy Hedges Based on $5 market to hedge price differential (170) (280) $850-1,050 P/E valuation on 2005 earnings of <$0.50/share Per share valuation of ~$2.25-3.25 Antrim production has material value that will be increasingly visible over next few years

We Have Made Considerable Progress in Developing Our Barnett Position Production (mmcf/day) 0 4.0 12/31/2005 12/31/2004 Gross Producing Wells 5 65 12/31/2005 12/31/2004 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 12/31/2004 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 0 49 62 14 76 12/31/2005 12/31/2004

Stable Dividend and Attractive Yield Supported by Strong Balance Sheet PGN 0.056 KSE 0.052 AEE 0.051 ED 0.05 DTE 0.049 PNW 0.049 CNP 0.047 XEL 0.046 TE 0.046 NI 0.045 SO 0.045 CIN 0.044 AEP 0.041 FE 0.037 D 0.037 PCG 0.036 FPL 0.035 PEG 0.034 PPL 0.033 ETR 0.031 EXC 0.029 EIX 0.025 SRE 0.025 AYE 0 CMS 0 DTE ~4.9% Current Dividend Yield S&P Electrics/S&P MultiUtilities Paid dividend for 96 consecutive years Estimated 2006 dividend payout of 80% (excluding synfuel earnings) Stable credit ratings Strong liquidity with $1.2B of short term credit currently available

Our Compelling Value Proposition Utilities with opportunity for 5% annual earnings growth through 2010 Non-utility businesses achieving scale and creating value Stable dividend, attractive yield and strong balance sheet

Overview 2005 Earnings Results 2006 Earnings Guidance 2005 & 2006 Cash Flow and Capital Expenditures Summary

Significant Progress Was Made in 2005 Improving earnings and cash performance Operating earnings per share 27% higher than 2004 Adjusted cash from operations 11% higher than 2004 Resolution of Detroit Edison's Rate Restructuring case Represents a significant leveling of choice economics Final order in MichCon rate case $61M rate increase granted Uncollectible tracker Execution on the cash redeployment strategy Paid down $120M of parent company debt Funded $262M of non-utility capital expenditures

2005 Operating Earnings Operating Earnings per Share* Detroit Edison $1.54 Unconventional Gas Production $0.02 Non-Utility Portfolio $1.61 Fuel Transportation and Marketing $0.01*** Corporate & Other ($0.30) MichCon** $0.42 $3.27 Power and Industrial Projects $1.58 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility *** Includes ($0.44) of timing related accounting impacts at Energy Trading

2005 vs. 2004 Variance 2004 Operating Earnings DECO MichCOn PIP UGP FTM Corp & Other 2005 445 445 539 588 686 618 577 580 94 49 101 2 68 42 Operating Earnings Variance* ($ millions) 2004 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production 2005 Operating Earnings $577 * Reconciliation to GAAP reported earnings included in the appendix Fuel Transportation & Marketing ($42) ($68) ($2) $101 $49 $94 $445 ($70) Timing-Related Accounting Impacts

Overview 2005 Earnings Results 2006 Earnings Guidance 2005 & 2006 Cash Flow and Capital Expenditures Summary

2006 - Continued Earnings Improvement and Strategic Execution Drive the utilities to their allowed 11% ROE Attract Choice customers back to Detroit Edison's full service rates, retain current full service customers Control costs through the aggressive implementation of the Performance Excellence Process Continue progress on the cash redeployment strategy Manage synfuel production and oil price risk Redeploy $450-470M of synfuel cash (assuming no phase-out) Continue development of Barnett, as well as investments in all three non- utility segments Deliver overall operating earnings per share growth of 10-20% over 2005

2006 Guidance Operating Earnings* ($ millions) ** Includes synfuel earnings of $273M and $210-220M in 2005 & 2006, respectively *** Includes Energy Trading earnings of ($39M) and $45-50M in 2005 & 2006, respectively * Reconciliation to GAAP reported earnings included in the appendix

2006 Drivers Detroit Edison Weather normal (2005 impact +$63M vs. normal) Normal storm activity (2005 impact +$21M vs. normal) Choice volumes of 4,000-5,000 MWh vs. 6,800 MWh in 2005 Incremental benefit from expiration on residential rate cap of $72M PSCR (fuel clause) is in effect for all customers Flat electric demand on a temperature normalized basis Performance Excellence Process more than offsets expected increase in inflation driven costs Assumptions 2005 Actuals $272 2006 Guidance Operating Earnings* ($ millions) $320-335 ROE 9% 11% Target * Reconciliation to GAAP reported earnings included in the appendix 10.5-11%

2006 Drivers MichCon Weather normal - 2005 impact ($3M) vs. normal Customer conservation due to high natural gas prices $7M incremental benefit from uncollectibles tracker Performance Excellence Process more than offsets expected increase in inflation driven costs Assumptions 2005 Actuals $73 2006 Guidance Operating Earnings* ($ millions) $70-80 ROE 9% 9-10% * Reconciliation to GAAP reported earnings included in the appendix 11% Target

2006 Drivers Non-Utility 2005 Actuals $280 2006 Guidance Operating Earnings* ($ millions) Power & Industrial Projects $215-225 2005 Actuals $4 2006 Guidance Unconventional Gas Production $25-30 49 2 36 5 2005 Actuals $2 2006 Guidance Fuel Transportation & Marketing $85-90 Increased oil hedging expense for synfuels Decline in coke battery earnings driven by a contract that provided significant one-year 2005 earnings increase Improvement in on-site energy projects Increased production in Barnett Benefit from the roll off of some legacy contracts in Antrim Flowback of timing-related accounting impacts Improved performance due to gas storage expansion Barnett Antrim $49 Flowback * Reconciliation to GAAP reported earnings included in the appendix

2006 Drivers Power & Industrial Projects: Synfuels Assumes no tax credit phase-out or legislation Legislation that would use the prior year oil prices to determine current year reference price is moving to conference committee The conference committee is likely to begin in a few weeks with a potential resolution by mid-March 2006 oil hedging expense of $40-50M, no additional hedging expense anticipated 2006 production of 20-21M tons Expense and mark-to-market impacts related to 2007 exposure are excluded from 2006 operating earnings Lower band for 2006 tax credit phase-out is $59.25, upper band $73.00** Cash Generated ($ millions) 2005 2006E $400* $450-470 2005 2006 275 210 10 Net Income ($ millions) $273 $210-220 2005 2006E * Excludes ~$79M of proceeds to hedge 2005 & future synfuel cash flow ** Calendar year, average price per barrel of NYMEX oil

2006 Drivers Power & Industrial Projects: Synfuels - Impact of Potential Phase Out 0 0.2 0.4 0.6 0.8 1 215 164 110 57 14 55 Potential Phase Out Impact - 2006 Net Income ($ millions) % Phase Out $210-220 $160- 170 $105- 115 $50-60 $10-20 $50-60 Potential Phase Out Impact - 2006 Cash Flow ($ millions) 0 0.2 0.4 0.6 0.8 1 480 400 335 265 250 320 % Phase Out $450- 470 $390- 410 $325- 345 $255- 275 $240- 260 $310- 330 While current guidance assumes no phase-out, some level of tax credit phase out is possible Assumptions for potential phase out impact: Cash & net income benefits from oil hedges currently in place No additional oil hedges are established Recovery of operating expenses from our partners At the top end of the phase out range, we have in place additional hedges, resulting in more protection at the 100% phase out level The percentage of cash flow protected differs from the percentage of net income protected due to: AMT carryforward utilization, fourth quarter accruals and the differences between cash and GAAP tax rates Similar to 2005, we will likely defer recognition of the quarterly variable note payments in 2006 until later in the year, unless legislation passes Due to changes in the agreements with our synfuel partners, a significantly higher percentage of the expected payments in 2006 will be variable note payments Avg. cal. year oil price >$59.25 $62.00 $64.75 $67.50 $70.25 <$73.00

2006 Drivers Fuel Transportation & Marketing: Energy Trading The majority of the expected flowback was realized in Q4, with the balance coming in 2006 & 2007 The forward amounts for 2006 & 2007 are based on prices as of Dec. 31, 2005, and remain subject to price shifts until the contracts are settled Rollback 202 123 172 123 49 30 Energy Trading Timing Related Accounting Impacts Net Income ($ millions) $123 Q1-Q3 2005 Actuals Q4 2005 Actuals Total 2005 ($79) 2006E ($202) $49 2007E $30

Overview 2005 Earnings Results 2006 Earnings Guidance 2005 & 2006 Cash Flow and Capital Expenditures Summary

2003 2004 2005 2006 East 1039 1216 1350 1425 100 $1,216 $1,039 $1,350 $1,425-1,525 2003 2004 2005 2006E** Adjusted Cash from Operations* ($ millions) Improving Cash from Operations * Includes synfuel production payment, reconciliation included in the appendix ** 2006 guidance assume no synfuel tax credit phase out

Increasing Investment in our Businesses Capital Expenditures ($ millions) 2005 Actuals 2006 Estimate * Includes maintenance and growth expenditures

Cash Flow Forecast 2005 Actuals 2006 Estimate ($ millions)

Balance Sheet Position Remains Strong Balance Sheet Metrics * Excludes securitization debt and MichCon short term borrowings ** Assumes midpoint of applicable estimates

Overview 2005 Earnings Results 2006 Earnings Guidance 2005 & 2006 Cash Flow and Capital Expenditures Summary

Summary The financial improvement demonstrated in 2005 is expected to continue into 2006 Targeting 11% ROE at each utility Excluding synfuels, continued growth is expected at the non- utility businesses Continued execution of our Cash Redeployment Strategy Implementation of the Performance Excellence Process Balance sheet remains strong Cash metrics continue to improve

Upcoming Events March 16 - Morgan Stanley Global Electricity & Energy Conference Tony Earley, Chairman and CEO, will present April 6 - DTE Energy Analyst Meeting in New York City

Appendix

Unconventional Gas Production Statistics 2005 2006E $25-30 $4 Net Income ($ millions)

Q4 2005 Operating Earnings Operating Earnings per Share* Detroit Edison $0.40 Power and Industrial Projects $0.81 Unconventional Gas Production $0.00 Non-Utility Portfolio $1.60 Fuel Transportation and Marketing $0.79*** Corporate & Other ($0.14) MichCon** $0.26 $2.12 * Reconciliation to GAAP reported earnings included in this appendix ** Includes Citizens Gas Utility *** Includes $0.69 of timing related accounting impacts at Energy Trading

Q4 2005 vs. Q4 2004 Earnings Variance Detroit Edison results driven by the incremental impacts of rate relief partially offset by lower regulatory deferrals Improved results at MichCon due to the benefits of the rate order granted in April 2005 Q4 recognition on deferred synfuel variable note payment from Q1-Q3 at Power & Industrial Projects Flowback of timing-related accounting impacts at Fuel Transportation & Marketing Excluding the timing- related accounting impacts from synfuel and Energy Trading, Q4 2005 earnings would have been $146M Q4 2004 Operating Earnings DECO MichCOn PIP FTM UGP Corp & Other 2005 151 151 156 175 279 380 378 146 6 18 104 101 0 2 109 123 Operating Earnings Variance* ($ millions) Q4 2004 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production Q4 2005 Operating Earnings $378 Fuel Transportation & Marketing ($3) $0 $101 $105 $18 $6 $151 * Reconciliation to GAAP reported earnings included in this appendix $123 Energy Trading Timing- Related Accounting impacts $109 Deferred Synfuel Revenue $146 Normalized Q4 2005

Detroit Edison Operating Earnings 2005 vs. 2004 Variance 2004 Margin Reg Def Merger Interest Storm Other O&M 2005 178 178 264 264 279 270 272 150 64 37 22 9 Operating Earnings Variance* ($ millions) 2004 Operating Earnings Gross Margin Higher Storm Expense Benefits Lower Reg. Deferrals * Reconciliation to GAAP reported earnings included in this appendix ($64) ($7) ($22) $37 $150 $178 Merger Interest 2005 Operating Earnings Higher gross margin driven by weather and rate order impacts Lower regulatory deferrals, primarily driven by the final rate order More frequent storms Merger interest not allocated from holding company Higher benefits expense $272 ROE 6% 9%

Detroit Edison Gross Margin 2005 vs. 2004 Variance Weather Rate Releif Choice Other Total Electric Margin Imporvement 96 96 172 200 197 150 150 76 33 8 47 Detroit Edison Gross Margin Variance ($ millions, after-tax) Rate Increase Margin Improvement Before Residential Rate Cap Impact Weather Choice Other Impacts of Residential Rate Cap 2005 Margin Improvement $96 ($8) $76 $33 $197 ($47) $150 Cooling degree days up 73% vs. 2004; 51% vs. normal Full year impact of electric rate order increased margin by $76M Lower choice volumes; 12% of sales in 2005 vs. 18% in 2004 Benefits from higher margin partially offset by residential rate cap that expired on Jan. 1, 2006

MichCon Operating Earnings 2005 vs. 2004 Variance 2004 Rates Weather Merger Interest Benefits Other 2005 23 23 54 59 70 71 72 31 5 18 7 2 Operating Earnings Variance* ($ millions) 2004 Operating Earnings Rate Increase Merger Interest * Reconciliation to GAAP reported earnings included in this appendix $2 ($7) $18 $24 Weather 2005 Operating Earnings $5 Other $31 $73 Impact of final rate order Marginally favorable weather Merger interest no longer being allocated from holding company Higher benefits expense Benefits ROE 3% 9%

Non-Utility Operating Earnings 2005 vs. 2004 Variance 2004 PIP UGP FTM 2005 PIP 179 254 353 283 279 UCG 6 101 2 68 4 FTM 70 2 Operating Earnings Variance* ($ millions) 2004 Operating Earnings Power & Industrial Projects Fuel Transportation & Marketing * Reconciliation to GAAP reported earnings included in this appendix ($68) ($2) $101 $255 Unconventional Gas Production 2005 Operating Earnings $286 Power & Industrial Projects $179 Unconven. Gas Prod. $6 Fuel Transport & Marketing $70 $280 $4 $2 Higher synfuel production (15.6M tons in 2004, 21.0M in 2005) Oil hedge income 2005 favorability from coke battery contract Lower power gen. losses Other Power & Industrial Projects Primarily increased Antrim severance tax Unconventional Gas Production Energy Trading, primarily timing related impacts Strong storage margins Other Fuel Transportation & Marketing $68 9 14 5 Variance 5 ($2) ($83) 10 5 $101 ($68)

Synfuel Earnings ($ millions, after-tax) NOTE: Assumes average oil price for the calendar year remains below the phase-out threshold. The exact 2005 threshold will not be verified by the IRS until April 2006 2005 Synfuel Earnings

Timing-Related Accounting Losses Impacted Fuel Transportation & Marketing Results Time Gross Margin $ Economic Benefit Accounting Margin Contract Inception Mark-to-Market Adjustments Interim Time Between Inception and Settlement Contract Settlement Accounting Implications of Certain Energy Trading Contracts Economic Benefit/Realized Economic Margin

2005 Flowback of Timing-Related Impacts of Energy Trading Contracts The flowback of timing- related impacts in Q4 was very near to the forecast provided at the Q3 earnings release Rollback -202 -79 -86 -123 -116 ($ millions) $123 Q1-Q3 2005 Actuals Q4 2005 Actuals Total 2005 Impact from Energy Trading Timing- Related Impacts ($79M) Q4 2005 Guidance Provided November 2005 ($202) $116 $0

Definition of Reserve Classifications Proved Reserves - quantities of natural gas, natural gas liquids and crude oil which geological and engineering data demonstrate with reasonable certainty to be recoverable under existing economic and operating conditions Unproved Reserves - recovery of unproved reserves is considered to be less certain than proved reserves. Estimates of unproved reserves are based on data similar to proved reserves, but technical, contractual, economic considerations or Securities and Exchange Commission or other regulations prevent such reserves from being classified as proved. Unproved reserves may be further sub-classified as probable and possible to denote progressively increasing uncertainty of recoverability. Probable Reserves - Estimates of unproved reserves that data suggest are more likely than not to be recoverable.

Definition of Timing-Related Accounting Items Timing-related accounting adjustments include synfuel-related items and certain gas and power transactions where forward contracts are used to economically hedge physical and capacity contracts These contracts experience an accounting misalignment, as required by FAS 133, where one side of the contract is accounted for on a cost/accrual basis and the other side is marked-to-market DTE Energy will ultimately realize the positive economics as we settle these transactions DTE Energy has entered into other contracts that have mark-to- market accounting and other timing related items that are not included in this definition

Synfuel Earnings Background Quarterly earnings from synfuels primarily come from two sources: Quarterly payments received from partners in our projects as tax credits are allocated to them These payments are subject to gain recognition accounting Mark-to-market gains/losses from the oil options we purchased last year to protect a portion of our synfuel cash flow that is exposed to crude oil price risk The hedge does not qualify for hedge accounting; the changes in fair market value are recorded in current earnings

Recognition of Synfuel Earnings: Payments Received from Buyers Accounting principles for gain recognition of our synfuel sales proceeds are conservative Sale proceeds cannot be recognized until there is evidence they have become determinable and collectability has been reasonably assured Due to the rise in oil prices, a possibility exists that the reference price for oil could reach the threshold at which synfuel-related tax credits phase out The certainty requirement for recognition of sale proceeds is very high. More than a remote probability of phase-out leads to not recognizing some portion of sales proceeds for the quarter. We believe there is no possibility of a phase-out in 2005 Now that the accounting certainty requirement has been met for 2005, we have recognized synfuel sales proceeds

Synfuel Cash Protected Assumptions No prior year tax credit phase out for 2005 No reduction in forecasted taxable income - AMT carryforwards used by 2009 Excludes impact of potential future incremental hedging Production forecast is realized

Oil Price / Synfuel Key Statistics Estimated Phase Out Bands Current Avg Price Lower Band Upper Band 59.25 63.5 73 Upper Band 60.25 66.5 74.25 Avg. Price Actual & Forward Lower Band Upper Band $59.25 $63.50 $73.00 Lower Band Upper Band $60.25 $66.50 $74.25 2006 2007 $ Price per barrel - Through 2/14/06 Avg. Forward Price

Book Tax Timing at MichCon Substantially Impacts Reported Earnings

DTE Energy

MichCon Actual/Forecasted Quarterly Effective Tax Rate Adjustment
($ millions)



2004
2005
$16
($8)
($9)
($43)
$181
($23)
$16
($130)
Q1
Q2
Q3
Q4

- Due to the amortization of permanent items, MichCon's effective tax rate will differ from the statutory rate for the foreseeable future
- Identical to the Holding Company, MichCon must adjust the effective tax rate quarterly to remain consistent with the forecasted year-end tax rate
- The decline in reported earnings, as a result of rate case disallowances, has resulted in a sizable book tax rate adjustment in Q3
- This adjustment is eliminated at the holding company level and will reverse out by year end
- Due to the timing nature of these adjustments (which have no net impact for the total year), we have excluded this tax adjustment from operating earnings at both MichCon and the Holding Company

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Reconciliation of 2003-2006 Adjusted Cash from Operation to Cash from Operations

Reconciliation of 2002 & 2003 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2004 & 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

Reconciliation of 2004 & 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported Earnings to Operating Earnings In this presentation, DTE Energy provides 2006 operating earnings guidance. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs, Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.